UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2016

UNITED CONTINENTAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06033 (Commission File Number)	36-2675207 (IRS Employer Identification No.)

233 S. Wacker Drive, Chicago IL (Address of Principal Executive Offices)	60606 (Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed by United Continental Holdings, Inc., a Delaware corporation (the “Company”), on April 20, 2016 (the “Original 8-K”).  Other than as indicated below, the Original Form 8-K remains unchanged.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 of the Original 8-K states that Barnaby M. Harford was a party to that certain Agreement, dated April 19, 2016, by and among the Company, PAR Capital Management, Inc., a Delaware corporation, Altimeter Capital Management, LP, a Delaware limited partnership, and the other signatories listed on the signature page thereto (the “Agreement”), pursuant to which he was appointed as a director.  Mr. Harford is not in fact a party to the Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2016	UNITED CONTINENTAL HOLDINGS, INC.

	By:	/s/ Jennifer L. Kraft
	Name:	Jennifer L. Kraft
	Title:	Deputy General Counsel and Secretary

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